UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ETF SERIES SOLUTIONS

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DISTILLATE SMALL/MID CASH FLOW ETF (DSMC)

DISTILLATE U.S. FUNDAMENTAL STABILITY & VALUE ETF (DSTL)

DISTILLATE INTERNATIONAL FUNDAMENTAL STABILITY & VALUE ETF (DSTX)

each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

May 30, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Distillate Small/Mid Cash Flow ETF, Distillate U.S. Fundamental Stability & Value ETF, and Distillate International Fundamental Stability & Value ETF (each, a “Fund” and, collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”). The Special Meeting is being held to seek shareholder approval of the following Proposals (each, a “Proposal” and, together, the “Proposals”) discussed below and in the accompanying Proxy Statement:

PROPOSAL 1:  For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).

PROPOSAL 2:  For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees.

Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes that the Proposals are in the best interest of the Funds and their shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on June 30, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on May 15, 2023, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/distillate2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of June 30, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free 866-839-1852. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. Thank you for taking the time to consider these important Proposals and for your continuing investment in the Fund(s).

Sincerely,

/s/ Joshua Hinderliter

Joshua J. Hinderliter
Secretary
ETF Series Solutions

DISTILLATE SMALL/MID CASH FLOW ETF (DSMC)

DISTILLATE U.S. FUNDAMENTAL STABILITY & VALUE ETF (DSTL)

DISTILLATE INTERNATIONAL FUNDAMENTAL STABILITY & VALUE ETF (DSTX)

 each a series of ETF Series Solutions
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD ON JUNE 30, 2023

A special meeting of shareholders (the “Special Meeting”) of the Distillate Small/Mid Cash Flow ETF, Distillate U.S. Fundamental Stability & Value ETF, and Distillate International Fundamental Stability & Value ETF (each, a “Fund” and, collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”), will be held at 11:00 a.m. Central time on June 30, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Funds will be asked to act upon the following Proposals:

PROPOSAL 1:  For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).

PROPOSAL 2:  For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The Trust’s Board of Trustees has fixed the close of business on May 15, 2023, as the Record Date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of shares you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present, and a maximum number of shares may be voted for the applicable Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/distillate2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of June 30, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

By Order of the Board of Trustees

/s/ Joshua Hinderliter
Joshua J. Hinderliter
Secretary
ETF Series Solutions

May 30, 2023

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote at the special meeting of shareholders (the “Special Meeting”) to be held on June 30, 2023. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (each, a “Proposal” and, together, the “Proposals”) and keep it for future reference.

QUESTIONS AND ANSWERS

Q. Why are you sending me this information?

A. You are receiving these proxy materials because on May 15, 2023 (the “Record Date”), you owned shares of Distillate Small/Mid Cash Flow ETF (“DSMC”), Distillate U.S. Fundamental Stability & Value ETF (“DSTL”), and/or Distillate International Fundamental Stability & Value ETF (“DSTX”) (each, a “Fund” and, collectively, the “Funds”) and, as a result, you have the right to vote on the Proposals and are entitled to be present at and to vote at the Special Meeting. Each share of a Fund is entitled to one vote on the applicable Proposal.

Q. What are the Proposals being considered at the Special Meeting?

A. You are being asked to vote on the following proposals:

PROPOSAL 1:  For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement between the Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).

PROPOSAL 2:  For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees.

Q. Will either Proposal affect the investments made by the Funds?

A. No. Approval of the Proposals by each Fund’s shareholders will not have any effect on the relevant Fund’s investment policies, strategies, and risks. Similarly, approval of either or both Proposals will have no impact on the Adviser. Distillate Capital Partners, LLC will continue to serve as the adviser to each Fund irrespective of whether either Proposal is approved by shareholders.

Q. Will the Proposals result in any change in the fees or expenses payable by the Funds?

A. No. Approval of the Proposals by each Fund’s shareholders will not affect the fees or expenses payable by each Fund. If the New Sub-Advisory Agreement is approved by each Fund’s shareholders, the fee paid to the Adviser will not change as a result of the shareholder vote.

Q. Why am I being asked to approve a new investment sub-advisory agreement with VA?

A. Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC (“VA Holdings”), is expected to acquire a majority interest in VA on or around June 30, 2023 (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the Closing Date, Mr. Crawford will effectively control VA. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining necessary Fund and client consents and receipt of customary regulatory approvals. The Transaction will constitute an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), which will result in the automatic termination of the current investment sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC (“VIA”) (the “Current Sub-Advisory Agreement”). On the Closing Date, VIA will no longer serve as sub-adviser to the Funds and VA will perform all sub-advisory responsibilities on behalf of the Funds, which were previously provided by VIA.

To enable VA to take over from VIA to serve as sub-adviser to the Funds after the close of the Transaction, at a meeting of the Board held on April 20, 2023, the Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act (the “Independent Trustees”), approved a new investment sub-advisory agreement between the Adviser and VA. Under the 1940 Act, the approval of the Funds’ new investment sub-advisory agreement also requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund.

Q. Why am I not being asked to approve a new investment sub-advisory agreement with VIA?

A. At the Closing Date, VIA will seek to move all its current personnel and clients to VA and wind down operations. For this reason, you are not being asked to approve a new sub-advisory agreement with VIA.

Q. Will there be any changes in the sub-advisory services provided to the Funds under the new agreement?

A. No. It is not anticipated that the Transaction or the approval of the New Sub-Advisory Agreement will impact Fund shareholders. The terms of the New Sub-Advisory Agreement are identical to the Current Sub-Advisory Agreement except for date of effectiveness, term and the fact that the new entity is VA. The advisory fee rate charged will remain the same as under the Current Sub-Advisory Agreement and the Interim Sub-Advisory Agreement (defined below). If approved by shareholders, the New Sub-Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

Q. Will there be any changes to the portfolio management team for any of the Funds?

A. No. The portfolio management team for each Fund will not change if shareholders of a Fund approve the Proposals.

Q. Why am I being asked to vote on Proposal 2?

A. The Trust has requested exemptive relief from the Securities and Exchange Commission (the “SEC”) that would provide the Adviser with the flexibility to enter into and materially amend sub-advisory agreements with affiliated or unaffiliated sub-advisers, with the approval of the Board, but without shareholder approval. This exemptive relief would allow the Funds to avoid the costs and delays associated with holding a shareholder meeting. This relief is referred to as “manager of managers” relief. As a condition of the exemptive relief, a Fund would be required to receive shareholder approval to rely on the manager of managers relief prior to first use. There is no assurance or guarantee that the SEC will grant the Trust and Adviser the requested exemptive relief.

The proposed “manager of managers” arrangement will empower the Board, on behalf of the Funds, to approve a new sub-adviser, or change an existing sub-adviser, without a proxy solicitation. Under the arrangement, shareholders will receive substantially the same information about a sub-adviser change as they would have received if they had received voting materials for the change. This information will be delivered to shareholders within 90 days after the change. The Board, including a majority of the Independent Trustees, is required to approve any agreement with a new sub-adviser or any change in an existing sub-adviser’s agreement.

Q. Would the Funds have to pay more fees or expenses with the “manager of managers” structure?

A. No. If a new sub-adviser charges a higher fee than its predecessor (or if an existing sub-adviser increases its fee), and the Board, including a majority of Independent Trustees, approves the higher sub-advisory fee, the Adviser would not be permitted to pass these costs on to the Funds without first obtaining shareholder approval via proxy solicitation. Therefore, a new sub-adviser may charge a higher fee than its predecessor (or an existing sub-adviser may increase its fee), subject to Board approval, without obtaining shareholder approval, as long as the increase in sub-advisory fees does not result in an increase in the Fund’s overall management fee.

Q. What will happen if Fund shareholders do not approve Proposal 1?
A. The Transaction is subject to customary closing conditions.  One condition is that VA must obtain the approval of a certain percentage of client accounts for closing to take place. As closing is not predicated on a single fund it is possible that the Transaction could close without a Funds approval. In the event a Fund is not able to obtain shareholder approval prior to the Closing Date, the Board, including a majority of the Independent Trustees, also approved an interim investment sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and VA, so that VA can take over for VIA in managing the Fund after the change of control. Pursuant to Rule 15a‑4 under the 1940 Act, the Interim Sub-Advisory Agreement will allow the Fund an additional 150 days to obtain shareholder approval of the New Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement are substantially identical to the terms of the Current Sub-Advisory Agreement, except for the term and escrow provisions. Shareholder approval of Proposal 1 would need to be obtained within 150 days from the Closing Date.

If a Fund’s shareholders do not approve the New Sub-Advisory Agreement, then the Board will have to consider other alternatives for the Fund upon the expiration of the Current Sub-Advisory Agreement and Interim Sub-Advisory Agreement. The Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of that Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different Proposal.

Q. What will happen if Fund shareholders do not approve Proposal 2?
A. If a Fund’s shareholders do not approve Proposal 2, then the Board will take such action as it deems necessary and in the best interests of each Fund and its respective shareholders, which may include further solicitation of that Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different Proposal.

Q. How does the Board recommend that I vote in connection with the Proposals?

A. The Board recommends that you vote “FOR” the approval of the Proposals described in the Proxy Statement.

OTHER MATTERS

Q. Will my Fund(s) pay for this proxy solicitation?

A. No. VA or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials. Under the terms of the Transaction, VA Holdings has agreed to reimburse VA for certain expenses related to obtaining new advisory agreements for each Fund.

Q. How can I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s) and use the control number provided;
By Internet: Access the website address printed on the enclosed proxy card(s) and use the control number provided; or
In Person: Attend the Special Meeting as described in the Proxy Statement.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/distillate2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed above, in advance of the Special Meeting in the event that, as of June 30, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Q. How may I revoke my proxy?

A. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked.

Q. What vote is required to approve the Proposals?

A. Approval of each proposal requires a majority of the outstanding voting securities of a Fund. The “vote of the majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the applicable Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the applicable Fund.

Q. Where can I obtain additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, LLC, at 866-839-1852. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

DISTILLATE SMALL/MID CASH FLOW ETF (DSMC)

DISTILLATE U.S. FUNDAMENTAL STABILITY & VALUE ETF (DSTL)

DISTILLATE INTERNATIONAL FUNDAMENTAL STABILITY & VALUE ETF (DSTX)

each a series of ETF Series Solutions

615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT May 30, 2023

This Proxy Statement is being furnished to the shareholders of Distillate Small/Mid Cash Flow ETF, Distillate U.S. Fundamental Stability & Value ETF, and Distillate International Fundamental Stability & Value ETF (each, a “Fund” and, collectively, the “Funds”), each a series of ETF Series Solutions (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on June 30, 2023, at 11:00 a.m. Central time at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as May 15, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement and the enclosed proxy card(s) to shareholders is May 31, 2023. The Special Meeting will be held to obtain shareholder approval for the following Proposals (each, a “Proposal” and, together, the “Proposals”):

PROPOSAL 1:  For shareholders of each Fund, separately, to approve a new investment sub-advisory agreement between Distillate Capital Partners, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).

PROPOSAL 2:  For shareholders of each Fund, separately, to approve a “manager of managers” arrangement that would grant the applicable Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to prior approval by the Trust’s Board of Trustees.

At your request, the Trust will send you a free copy of the most recent audited annual report for the relevant Fund or its current prospectus and statement of additional information (“SAI”). Please call the Funds at 1-800-617-0004 or write to the Distillate Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.

Background. Vident Investment Advisory, LLC (“VIA”), the Funds’ current sub-adviser, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). Pursuant to the current investment sub-advisory agreement between the Adviser and VIA (the “Current Sub-Advisory Agreement”), VIA is responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. VIA has provided investment sub-advisory services to the Distillate Small/Mid Cash Flow ETF (“DSMC”) since October 2022, Distillate U.S. Fundamental Stability & Value ETF (“DSTL”) since October 2018, and Distillate International Fundamental Stability & Value ETF (“DSTX”) since December 2020.

VA, an affiliate of VIA, was formed in 2016 and commenced operations and registered with the SEC as an investment adviser in 2019 and is a wholly-owned subsidiary of Vident Financial, LLC (“Vident Financial”). VIA is also a wholly-owned subsidiary of Vident Financial. Vident Financial was formed in 2013 to develop and license investment market solutions (indices and funds) based on strategies that combine sophisticated risk-balancing methodologies, economic freedom metrics, valuation, and investor behavior. Vident Financial is a wholly-owned subsidiary of the Vident Investors’ Oversight Trust. Vince L. Birley, Mohammad Baki, and W. Baker Crow serve as the trustees of the Vident Investors’ Oversight Trust.

Pursuant to a purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC is expected to acquire VA (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction is expected to be completed on or around June 30, 2023 (the “Closing Date”), subject to the satisfaction of customary closing conditions, including obtaining certain Fund and client consents and receipt of customary regulatory approvals. As of the Closing Date, Mr. Crawford will effectively control VA. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate on the Closing Date.

At a meeting of the Board, held on April 20, 2023 (the “Meeting”), the Adviser requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved (i) a new investment sub-advisory agreement between the Adviser and VA (the “New Sub-Advisory Agreement”); and (ii) an interim sub-advisory agreement between the Adviser and VA (the “Interim Sub-Advisory Agreement”).

Under the 1940 Act, the approval of each Proposal with respect to a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund. The “vote of the holders of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of shareholders holding (i) 67% or more of the voting securities of a Fund present at the Special Meeting or represented by proxy if holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund. Shareholders will have equal voting rights (i.e., one vote per share). Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against the Proposals. Accordingly, you are being asked to approve both Proposal 1 (the New Sub-Advisory Agreement) and Proposal 2 (the manager of managers arrangement).

The Board believes the Proposals are in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees or expenses.

PROPOSAL 1: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

VA, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, is a registered investment adviser that provides portfolio management services to separately managed accounts and ETFs, and, as of the Closing Date, will provide these services to the Funds. As part of the Transaction, VA will assume all employees of VIA, the current sub-adviser. VA will be responsible for trading portfolio securities on behalf of each Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.

At the Meeting, the Board, including the majority of the Independent Trustees, determined that the approval of VA to serve as the Funds’ investment sub-adviser was in the best interest of each Fund and its respective shareholders, approved the New Sub-Advisory Agreement, and recommended that it be submitted to each Fund’s shareholders for approval.

The Current Sub-Advisory Agreement was most recently approved by the Board, including a majority of the Independent Trustees, on April 20-21, 2022, with respect to DSTL and DSTX, and on July 21, 2022, with respect to DSMC, and by the initial shareholder of each Fund at inception.

The Current Sub-Advisory Agreement is materially identical to the New Sub-Advisory Agreement in all material respects, except for the effective and termination dates. If the Proposal is approved by a Fund’s shareholders prior to the close of the Transaction, the New Sub-Advisory Agreement is expected to become effective upon the closing of the Transaction. The Transaction is subject to customary closing conditions. One condition is that VA must obtain the approval of a certain percentage of client accounts for closing to take place. As closing is not predicated on a single fund it is possible that the Transaction could close without a Funds approval. If the shareholders of a Fund do not approve the Proposal at the Special Meeting, it is possible that a condition to the closing of the Transaction will not be satisfied and VIA will continue to serve as the investment sub-adviser to each Fund pursuant to the Current Sub-Advisory Agreement. Accordingly, if the Proposal is not approved by a Fund’s shareholders, as applicable, at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different Proposal. Distillate Capital Partners, LLC will continue to serve as the adviser to each Fund irrespective of whether either Proposal is approved by shareholders.

Summary of the New Sub-Advisory Agreement. A copy of the form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement (each, a “Sub-Advisory Agreement”) may be terminated without penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, or (iii) by the Adviser, in each case, upon sixty (60) days’ written notice to VIA and VA, respectively (each, a “Sub-Adviser”). In addition, each Sub-Advisory Agreement may be terminated without penalty by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

Sub-Advisory Services. Each Sub-Advisory Agreement requires that the Sub-Adviser regularly provide each Fund with investment research, advice and supervision and determining the portfolio assets to be purchased or sold by a Fund, in accordance with such Fund’s investment objective, guidelines, policies and restrictions, and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.

Sub-Advisory Fees. Each Fund’s unified management fee and its sub-advisory fee will not change as a result of the approval of the Proposals. Under each Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the unified management fee it receives from each Fund at a rate set forth in the table below. The annual rate of portfolio management fees payable to the Sub-Adviser is calculated daily and paid monthly. The sub-advisory fee is paid by the Adviser, and not by the Fund. For each Fund’s most recent fiscal year (ended September 30, 2022), under the Current Sub-Advisory Agreement, the Adviser paid the Sub-Adviser sub-advisory fees as set forth in the table below.

Name of Fund	Sub-Advisory Fee	Minimum Fee	Fee Paid to Sub-Adviser
Distillate Small/Mid Cash Flow ETF	0.030% on the first $250,000,000 0.025% on the next $250,000,000 0.020% on net assets in excess of $500,000,000	$20,000	NA1
Distillate U.S. Fundamental Stability & Value ETF	0.030% on the first $250,000,000 0.025% on the next $250,000,000 0.020% on net assets in excess of $500,000,000	$25,000	$2,527,050
Distillate International Fundamental Stability & Value ETF	0.040% on the first $250,000,000 0.035% on the next $250,000,000 0.030% on net assets in excess of $500,000,000	$12,500	$130,080
1The Fund’s inception date was October 5, 2022 so no fees were paid to the Sub-Adviser during the prior fiscal year.

Brokerage Policies. Each Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Funds and directs the Sub-Adviser to seek for each Fund the most favorable execution and net price available under the circumstances. The Sub-Adviser may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Sub-Adviser.

The table below shows brokerage commissions paid in the aggregate amount by each Fund for its most recent fiscal year (ended September 30, 2022).

Name of Fund	FYE $
Distillate Small/Mid Cash Flow ETF	$N/A1
Distillate U.S. Fundamental Stability & Value ETF	$108,696
Distillate International Fundamental Stability & Value ETF	$23,508

1.	The inception date of Distillate Small/Mid Cash Flow ETF was October 5, 2022.

During its most recent fiscal year no Fund paid brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser. No Fund held any securities of “regular broker dealers” as of its most recent fiscal year end.

Payment of Expenses. Under each Sub-Advisory Agreement, the Sub-Adviser agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Funds.

Other Provisions. Each Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the Sub-Advisory Agreement on the part of the Sub-Adviser, the Adviser shall indemnify and hold harmless the Sub-Adviser and its affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the Sub-Advisory Agreement. In addition, each Sub-Advisory Agreement provides that the Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, and their affiliates from and against any and all claims, losses, liabilities or damages arising from or in connection with the Sub-Adviser’s obligations under the Sub-Advisory Agreement resulting from or relating to the Sub-Adviser’s own willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the Sub-Advisory Agreement.

Executive Officers and Directors of VA. Information regarding the principal executive officers and directors of VA is set forth below. The address of VA and its executive officers and directors is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The following individuals are the executive officers and directors of VA:

Name	Position with VA
Deborah Kimery	Chief Executive Officer
Erik Olsen	Chief Compliance Officer

No Trustee or officer of the Trust currently holds any position with VA or its affiliated persons. No Trustee or officer of the Trust holds any position with Vident Capital Holdings, LLC or its affiliated persons.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposal, VA (the “Sub-Adviser”) will provide at least the same level of services that its affiliate VIA currently provides each Fund under the Current Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Sub-Advisory Agreement would enable the Funds’ shareholders to continue to obtain quality services at a cost that is fair and reasonable. At the Meeting, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and recommends that shareholders of each Fund approve the Proposal.

In considering the New Sub-Advisory Agreement, the Board focused on the effect that the Transaction could be expected to have on the Sub-Adviser’s business and operations as they relate to the Funds and also took into consideration (i) the nature, extent, and quality of the services provided by VIA and to be provided by VA; (ii) the historical performance of each Fund; (iii) the cost of the services provided and the profits realized by VIA or its affiliates from services rendered to the Funds as well as the estimated cost of the services to be provided by its affiliate VA and the profits expected to be realized by VA from providing such services, including any other financial benefits enjoyed by VIA, or that will be enjoyed by VA, or their affiliates; (iv) comparative fee and expense data for the Funds and other investment companies with similar investment objectives, including a report prepared by Barrington Partners, an independent third party, that compares each Fund’s investment performance, fees and expenses to relevant market benchmarks and peer groups (the “Barrington Report”); (v) the extent to which any economies of scale realized by VIA or VA in connection with its services to the Funds are, or will be, shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that VIA, along with other service providers of the Funds, had provided written and oral updates on the firm over the course of the year with respect to its role as sub-adviser to the Funds, and the Board considered that information alongside the written materials presented at the Meeting, as well as the quarterly Board meeting held on April 5-6, 2023, in its consideration of whether the New Sub-Advisory Agreement should be approved. In addition, the Board took into consideration performance and due diligence information related to VIA, including Barrington Reports, that was provided to the Board in advance of its (i) annual review of the Current Sub-Advisory Agreement, with respect to DSTL and DSTX, at its quarterly meeting on April 20-21, 2022, and (ii) initial approval of the Current Sub-Advisory Agreement, with respect to DSMC, at its quarterly meeting on July 21, 2022. At both the Meeting and the April 5-6 meeting, representatives from VA provided an overview of the Transaction and the effect it would have on the management of the Funds. Representatives from the Sub-Adviser also provided an overview of the Funds’ strategies, the services to be provided to each Fund by the Sub-Adviser, and additional information about the Sub-Adviser’s personnel and business operations. Further, subsequent to the April 5-6 meeting, at the Board’s request, VA representatives provided additional information about the Transaction and discussed this information with Fund counsel prior to the Meeting. The Board then met with representatives of the Sub-Adviser at the Meeting to further discuss the Transaction and the additional information the Sub-Adviser had provided. The Sub-Adviser confirmed that the Transaction would not result in changes to Funds’ fees and expenses or the nature, extent and quality of services provided to the Funds, including their day-to-day management, or the personnel providing these services. The Board then discussed the materials and the Sub-Adviser’s oral presentations that the Board had received and any other information that the Board received at the Meeting and at prior meetings, and deliberated on the approval of the New Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the New Sub-Advisory Agreement, noting that VIA had provided and VA, its affiliate, would provide investment management services to the Funds. The Trustees also considered that the services to be provided under the New Sub-Advisory Agreement were identical in all material respects to those services provided under the Current Sub-Advisory Agreement. The Trustees noted that although VIA will cease to exist upon the close of the Transaction, VIA personnel will become VA personnel at such time and continue to provide services to the Funds on behalf of VA. In considering the nature, extent, and quality of the services provided by VIA, and to be provided by VA, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of VIA’s compliance program. The Board also considered its previous experience with VIA providing investment management services to the Funds. The Board noted that it had received a copy of VA’s registration form and financial statements, as well as VA’s response to a detailed series of questions that included, among other things, information about VA’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser will have as each Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of each Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of each Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board also considered VA’s statements that the scope and quality of services provided to the Funds by the Sub-Adviser would not diminish as a result of the Transaction.

Historical Performance. The Trustees next considered each Fund’s performance, except the recently launched DSMC, noting that they had recently undertaken a comprehensive review of such matters, with respect to DSTL and DSTX, at its July 21, 2022 meeting. The Board observed that information regarding each Fund’s past investment performance, for periods ended March 31, 2022, had been included in the written materials previously provided to the Board, including the Barrington Reports, which compared the performance results of DSTL and DSTX with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in each Fund’s Morningstar category – US Fund Large Blend and US Fund Foreign Large Blend, respectively (each, a “Category Peer Group”). Additionally, at the Board’s request, the Adviser identified the funds the Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.

In addition to reviewing the results of the Barrington Reports, the Board noted that, for each applicable period ended December 31, 2022, DSTL outperformed its benchmark, the S&P 500, over the one-, three- year and since inception periods, and DSTX underperformed its benchmark, the Morningstar Global Markets ex-US Index, over the one-year and since inception periods.

Cost of Services Provided and Economies of Scale. The Board observed that the Transaction would not result in an increase in the level of the management fee paid by each Fund to the Adviser or the sub-advisory fee paid by the Adviser to the Sub-Adviser. In this regard, the Board reviewed each Fund’s fees and expenses, noting that the advisory fees to be paid to VA for its services to the Funds under the New Sub-Advisory Agreement were identical to the fees paid to VIA for its services under the Current Sub-Advisory Agreement.

The Board noted that each Fund’s net expense ratio was equal to its unified fee. The Board further took into consideration that it had recently evaluated a comparison of each Fund’s net expense ratio to its Peer Group and Category Peer Group, as shown in the Barrington Report, and its Selected Peer Group, and the Board had found that each Fund’s net expense ratio was within the range of net expense ratios for each of its Peer Groups.

The Board then considered the Sub-Adviser’s financial resources and information regarding the Sub-Adviser’s ability to support its management of the Funds, noting that the Sub-Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received, and expected to be received, by the Sub-Adviser from its relationship with the Funds, taking into account an analysis of VIA’s profitability, and VA’s expected profitability, with respect to each Fund at various actual and projected Fund asset levels. In evaluating these matters, the Board considered the resources that would become available to the Sub-Adviser as a result of the Transaction.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Funds as assets grow in size. The Board noted that each Fund’s sub-advisory fee rate schedule includes breakpoints that are initiated as Fund assets grow. The Board further noted that because each Fund pays the Adviser a unified fee, any benefits from such breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than such Fund’s respective shareholders. Consequently, the Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the New Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to each Fund. The Board, including the Independent Trustees, determined that the approval of the New Sub-Advisory Agreement was in the best interests of each Fund and its shareholders.

PROPOSAL 2: APPROVAL OF “MANAGER OF MANAGERS” ARRANGEMENT

     You are being asked to approve a “manager of managers” arrangement that would permit the Funds and the Adviser to enter into, and materially amend, sub-advisory agreements with any sub-advisers retained by the Adviser to manage all or a portion of a Fund’s assets without obtaining shareholder approval, if the Board concludes that such an arrangement would be in the best interests of the Fund’s shareholders. The Board, including the Independent Trustees, has approved the use of a “manager of managers” arrangement by the Adviser with respect to each of the Funds, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees). The Board believes that it is in the best interest of each Fund to afford the Adviser the flexibility to provide investment advisory services to each Fund through one or more sub-advisers. The Board also considered that Fund expenses will remain unaffected, and that any increases in the total fees paid by the Funds to the Adviser would still require shareholder approval.

If shareholders of a Fund approve Proposal 2, that Fund may be able to implement a “manager of managers” arrangement. The Trust has requested exemptive relief from the Securities and Exchange Commission. There is no assurance or guarantee that the SEC will grant the Trust and Adviser the requested exemptive relief. Under a “manager of managers” arrangement, the Adviser and the Board of Trustees would be authorized to (1) engage new or additional affiliated or unaffiliated sub-advisers for the relevant Fund; (2) enter into and modify existing sub-advisory agreements for the relevant Fund with affiliated or unaffiliated sub-advisers; and (3) terminate and replace sub-advisers for a Fund with affiliated or unaffiliated sub-advisors without obtaining further approval of the Fund’s shareholders, provided the Board, including a majority of the Independent Trustees, has approved the new or amended agreement. The Board has determined to approve the proposed “manager of managers” arrangement for each Fund as this approach is expected to save a Fund the considerable cost and delay of seeking shareholder approval for any amendment or change to a Fund’s sub-advisory relationship. Each Fund would be authorized to disclose fees paid to sub-advisers on an aggregated basis rather than separately. Under the terms and conditions of the requested relief, the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-adviser, a Fund would be required to provide shareholders with (or electronic access to) an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an agreement or change thereto.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSALS. Importantly, approval of the Proposal will not result in any increase in shareholder fees or expenses.

OTHER INFORMATION

Section 15(f) of the 1940 Act. Because the Transaction may be considered to result in a change of control of VIA under the 1940 Act resulting in the assignment of the Current Sub-Advisory Agreement, the Sub-Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied:

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Sub-Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the sub-adviser (or predecessor sub-adviser). At the present time, 75% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees will not be “interested persons” of the Sub-Adviser for a period of three years after the Transaction.

Expenses Related to the Proposals. All expenses associated with the Proposals will be borne by VA or its affiliates and not by the Funds.

Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to each Fund, including the Proposals.

Shareholders of each Fund at the close of business on May 15, 2023, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the following shares of each Fund were issued and outstanding:

Distillate Small/Mid Cash Flow ETF	650,000
Distillate U.S. Fundamental Stability & Value ETF	23,575,000
Distillate International Fundamental Stability & Value ETF	850,000

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 866-839-1852. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received for a Proposal by the date of the Special Meeting, the Special Meeting may be adjourned with respect to such Proposal, once or more, by motion of the chair of the Special Meeting or by the vote of the holders of a majority of a Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposals and vote against adjournment all proxies that voted against the Proposals.

Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to such Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote AGAINST the Proposals and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any other matter at the Special Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a Proposal is not received, the chair of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such Proposal to permit further solicitation of proxies.

Required Vote. Approval of each Proposal requires the affirmative “vote of the holders of a majority of the outstanding voting securities” of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares of a Fund. If Proposal 1 is approved by a Fund’s shareholders prior to the close of the Transaction, the New Sub-Advisory Agreement is expected to become effective at the the closing of the Transaction. The Transaction is subject to customary closing conditions, including obtaining approval of a certain number of the new agreements by the Board of Trustees of the Trust and shareholders of each applicable Fund. If the shareholders of a Fund do not approve Proposal 1 at the Special Meeting, a condition to the closing of the Transaction may not be satisfied. Accordingly, if Proposal 1 is not approved by a Fund’s shareholders, as applicable, at the Special Meeting, the Board will take such action as it deems necessary and in the best interests of the Fund and its respective shareholders, which may include further solicitation of a Fund’s shareholders with respect to the Proposal or solicitation of the approval of a different proposal.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust, the Adviser, and/or Morrow Sodali Fund Solutions, LLC, a professional proxy solicitor (the “Proxy Solicitor”), primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The fees anticipated to be paid to the Proxy Solicitor are estimated to be approximately $90,000. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.

Meeting Venue. We intend to hold the Special Meeting in person at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. However, we are sensitive to the public health and travel concerns our shareholders may have in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website https://proxyvotinginfo.com/p/distillate2023, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Special Meeting in the event that, as of June 30, 2023, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Distributor, Administrator and Transfer Agent. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin, 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on May 15, 2023, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on May 15, 2023, persons owning of record more than 5% of the outstanding shares of a Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.

Distillate Small/Mid Cash Flow ETF

Name and Address	% Ownership	Type of Ownership
Merrill Lynch, Pierce, Fenner & Smith Inc. One Bryant Park New York, NY 10036	50.06%	Record
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	20.76%	Record
National Financial Services, Inc. 200 Liberty Street New York, NY 10281	11.94%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103	5.27%	Record
UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	5.18%	Record

Distillate U.S. Fundamental Stability & Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	54.05%	Record
National Financial Services, Inc. 200 Liberty Street New York, NY 10281	15.50%	Record
TD Ameritrade, Inc. 200 South 108th Avenue Omaha, NE 68103	5.36%	Record
LPL Financial 75 State Street, 22nd Floor Boston, MA 02109	5.08%	Record

Distillate International Fundamental Stability & Value ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	37.81%	Record
RBC Capital Markets 200 Vesey Street, 9th Floor New York, NY 10281	20.26%	Record
National Financial Services, Inc. 200 Liberty Street New York, NY 10281	15.62%	Record
UBS Financial Services, Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	15.04%	Record

Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to Distillate Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposal. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposal for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 866-839-1852. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/distillate2023. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (Distillate Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 866-839-1852. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

EXHIBIT A

FORM OF ETF SERIES SOLUTIONS

INVESTMENT SUB-ADVISORY AGREEMENT
with
VIDENT ADVISORY, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this XX day of XX, 2023 by and among DISTILLATE CAPITAL PARTNERS LLC, an Illinois limited liability company with its principal place of business at 53 West Jackson Blvd, Suite 530, Chicago, IL 60604 (the “Adviser”), ETF SERIES SOLUTIONS (the “Trust”), and VIDENT ADVISORY, LLC, a Delaware limited liability company with its principal place of business located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated July 12, 2018, as amended to add additional series, with the Trust; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund listed in Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”).

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1. Duties of the Sub-Adviser.  Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of the Agreement, the Sub-Adviser shall manage all of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a) The Sub-Adviser shall, subject to subparagraph (b), determine from time to time what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser and the Trust’s policies and procedures provided to the Sub-Adviser and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Funds as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws.  In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Fund the best execution and overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund.  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will the Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser.  The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f) The Adviser acknowledges that the Sub-Adviser performs investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from the advice given or the timing or nature of action taken for a particular Fund.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising in its discretion) all rights of security holders with respect to securities held by each Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities.  The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter.  Sub-Adviser will not file proofs of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of class action settlements or bankruptcies relating to the Assets.

(i) In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds.  The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises.

(j) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased.  In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k) The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds.  The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing.  Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l) The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio.  The Sub-Adviser will provide assistance in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2. Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the Statement of Additional Information, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3. Delivery of Documents.  The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a) The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);
(b) Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c) Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d) Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e) Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f) A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g) The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.  Until so provided, the Sub-Adviser may continue to rely on those documents previously provided.  The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld.  Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4. Compensation to the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement.  The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears.  Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however that any minimum annual fee for any Fund (as noted on Schedule  A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5. Expenses.  The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.  The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6. Indemnification.  The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

                               The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, or any other similar event.  In no event, shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a) The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act.  The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d) The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;
(e) The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g) This Agreement is a valid and binding agreement of the Sub-Adviser;

(h) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i) The Sub-Adviser shall not divert any Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a) Duration.  This Agreement shall become effective with respect to a Fund upon the latest of (i) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (ii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iii) the commencement of the Sub-Adviser’s management of the Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the effective date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities.  In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.
(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i) By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii) By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii) By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv) By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser.  As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. Regulatory Compliance Program of the Sub-Adviser.  The Sub-Adviser hereby represents and warrants that:

(a) in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b) the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10. Confidentiality.  Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof.  It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds.  It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates.  The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information.  Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

11. Reporting of Compliance Matters.

(a) The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i) a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a‑1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii) on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii) a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv) an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b) The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.

                12.                Index Data.  The Adviser has obtained all licenses and permissions necessary for the Sub-Adviser to use any index data provided to it by the Adviser or Adviser’s agent under this Agreement and the Sub-Adviser is not required to obtain any such licenses or permissions itself.

13. Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. Severability.  Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

15. Notice.  Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party.  By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	Distillate Capital Partners LLC 53 West Jackson Boulevard Chicago, IL 60604 Attention: Email:
To the Trust at:	U.S. Bancorp Fund Services, LLC 615 East Michigan Street MK-WI-T10F Milwaukee, Wisconsin 53202 Attention: Email:
To the Sub-Adviser at:	Vident Advisory, LLC 1125 Sanctuary Parkway, Suite 515 Alpharetta, GA 30009 Attention: Email:

16. Amendment of Agreement.  This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

17. Representations and Warranties of the Adviser.

(a) Each Fund is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act (the “CEA”) and U.S. Commodity Futures Trading Commission (“CFTC”) Rule 1.3(m) thereunder and a “qualified eligible person” as defined in Rule 4.7 of the CFTC.  The Adviser consents to each Fund being treated as an exempt account under Rule 4.7 of the CFTC;

(b) The Adviser is not registered with the National Futures Association as a commodity pool operator or commodity trading adviser because it does not engage in any activities requiring such registration;

(c) The execution, delivery and performance by the Adviser and the Funds of this Agreement have been duly authorized by all necessary action on the part of the Adviser and the Board (including full authority to bind the Funds to the terms of this Agreement); and

(d) The Adviser will promptly notify the Sub-Adviser if any of the above representations in this Section are no longer true and accurate.

18. Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

19. Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

20. Headings.  The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund.  In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

21. Miscellaneous.

(a) A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b) Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

DISTILLATE CAPITAL PARTNERS LLC By: Name: Title:
VIDENT ADVISORY, LLC By: Name: Title:
ETF SERIES SOLUTIONS By: Name: Title:

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated XX, 2023 between
DISTILLATE CAPITAL PARTNERS LLC
and
VIDENT ADVISORY, LLC
and
ETF SERIES SOLUTIONS

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the greater of (1) the minimum fee or (2) the daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Minimum Fee	Rate
Distillate U.S. Fundamental Stability & Value ETF	$25,000	0.030% on the first $250,000,000 0.025% on the next $250,000,000 0.020% on net assets in excess of $500,000,000
Distillate International Fundamental Stability & Value ETF	$12,500	0.040% on the first $250,000,000 0.035% on the next $250,000,000 0.030% on net assets in excess of $500,000,000
Distillate Small/Mid Cash Flow ETF	$20,000	0.030% on the first $250,000,000 0.025% on the next $250,000,000 0.020% on amounts over $500,000,000

IN WITNESS WHEREOF, the parties hereto have caused this Schedule A to be signed on their behalf by their duly authorized officers as of XX, 2023.

DISTILLATE CAPITAL PARTNERS LLC By: Name: Title:

VIDENT ADVISORY, LLC By: Name: Title:

ETF SERIES SOLUTIONS By: Name: Title:

VOTE BY MAIL

1. Read the proxy statement/Prospectus.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

FUND NAME PRINTS HERE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD June 30, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned hereby appoints each of Michael A. Castino, Kristina R. Nelson, Kristen M. Weitzel, and Alyssa M. Bernard, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on June 30, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposals have been approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his or her discretion, the proxy is authorized to vote upon such matters as may come properly before the meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above Date ______________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on June 30, 2023

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/distillate2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

YOUR SIGNATURE ON THIS VOTING /VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE